EXHIBIT 10.1

                             etravelserve.com, Inc.

                              YEAR 2000 STOCK PLAN

1. Purpose. This Year 2000 Stock Plan (the "Plan") of etravelserve.com, Inc. (the "Company") for selected employees, officers, directors and key consultants and advisors to the Company and its subsidiaries, is intended to advance the best interests of the Company by providing personnel who have substantial responsibility for the management and growth of the Company and its subsidiaries with additional incentive by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in the employ of the Company or any of its subsidiaries.

2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") which shall keep the minutes of its proceedings with regard to the Plan and all records, documents, and data pertaining to its administration of the Plan. A majority of the members of the Board shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Board may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan shall be subject to the determination of the Board. The actions of the Board in exercising all of the rights, powers and authorities set out in this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive, and binding on the parties.

3. Shares Available Under the Plan. The stock subject to Options and Stock Awards shall be shares of the Company's Common Stock, .001 par value (the "Common Stock"). The total number of shares of Common Stock available under the Plan shall not exceed in the aggregate 4,000,000 shares, provided, that the class and aggregate number of shares which may be subject to grant hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 11 hereof. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Option or Stock Award expires or is terminated by reason of the death or severance of employment of the optionee or grantee, the shares of Common Stock allocable to the unexercised portion of that Option or the forfeited Stock Award may again be available under the Plan.

4. Eligibility. The individuals who shall be eligible to participate in the Plan shall be any officer, director, employee, consultant, advisor or other person providing key services to the Company or any of its subsidiaries, and any person to whom an offer of employment has been made by the Company or any of its subsidiaries (hereinafter such persons may sometimes be referred to as the "Eligible Individuals.").

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5. Authority to Grant Stock Awards and Options. The Board in its discretion and subject to the provisions of the Plan, may grant the following from time to time to eligible individuals of the Company or any of its subsidiaries:

         (a) Stock Awards. The Board may award and issue shares of Common Stock under the Plan to an eligible individual ("Stock Award"). Stock Awards may be made in lieu of cash compensation or as additional compensation. Stock Awards may also be made pursuant to performance based goals established by the Board. Subject only to any applicable limitations set forth in the Plan, the number of shares of Common Stock covered by any Stock Award, shall be determined by the Board.

         (b) Non-Qualified Stock Options. The Board may grant to an eligible individual an Option or Options to buy a stated number of shares of Common Stock under the terms and conditions of the Plan, which Option or Options do not constitute "incentive stock options" within the meaning of Section 422 of the Code ("Non-Qualified Stock Option," "Stock Option" or "Option"). Stock Options may be made in lieu of cash compensation or as additional compensation. Stock Options may also be made pursuant to performance based goals established by the Board. Subject only to any applicable limitations set forth in the Plan, the number of shares of Common Stock covered by any Stock Options, shall be determined by the Board.

6. Stock Awards.

         (a) Awards in Lieu of Compensation. The Board may grant Common Stock to an Eligible Individual under the Plan, without any payment by the individual, in lieu of certain cash compensation or as additional compensation. The Stock Award is subject to appropriate tax withholding. After compliance with the tax withholding requirements, a stock certificate shall be issued to the individual recipient of the Stock Award. The certificate shall bear such legend, if any, as the Board determines is reasonably required by applicable law. Prior to receipt of a Stock Award, the individual must comply with appropriate requests of the Board to assure compliance with all relevant laws.

         (b) Performance Based Awards. The Board may award shares of Common Stock, without any payment for such shares, to designated individuals if specified performance goals established by the Board are satisfied. The terms and provisions herein relating to performance based Stock Awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance based Stock Award shall be made by the Board in writing prior to the beginning of the 12-month period for which the performance is measured. The Board shall establish the number of shares to be issued to a designated employee if the performance goal is met. The Board must certify in writing that a performance goal has been met prior to issuance of any certificate for a performance based Stock Award to any employee. If the Board certifies the entitlement of an employee to the performance based Stock Award, the certificate shall be issued to the employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all

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legal requirements and tax withholding. Performance goals determined by the
Board may be based on specified increases in net profits, stock price, Company or segment sales, market share, earnings per share, and/or return on equity. The employees eligible for a performance based Stock Award are the senior officers (i.e., President Vice President, Secretary, Treasurer, and above) of the Company and its subsidiaries.

7. Options.
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         (a) Option Price. The price at which shares may be purchased pursuant to an Option may or may not be less than the fair market value of the Common Stock on the date the Option is granted, and the Board in its discretion may provide that the price at which shares may be purchased shall be more than the fair market value of the Common Stock on the date the Option is granted. The Board shall set the price at which shares may be purchased at the time the Option is granted, and shall also state the fair market value of the Common Stock at the time the Option is granted. The Option price determined under this
Section is referred to herein as the "Option Price."

         For all purposes of this Plan, the "fair market value" of a share of Common Stock as of any particular date shall mean (i) if the Common Stock of the Company is not traded in any recognized securities market, the price at which the Company's Common Stock was most recently sold in a public or private offering by the Company; (ii) if the Common Stock of the Company is traded in the over-the-counter market, the mean between the closing bid and asked prices for Common Stock of the Company as reported by the NASDAQ Small-Cap Index or National Market System, or the National Quotations Bureau, Inc. (or similar quotation agency) on the date the calculation thereof is made; or (iii) if the Common Stock of the Company is listed on a national securities exchange, the mean between the high and low sales prices for Common Stock of the Company on such exchange on the date the calculation thereof is made. If the date of calculation is a date on which there has not been reported a closing bid and asked price for Common Stock of the Company, or a date which is not be a trading date on such national securities exchange, as the case may be, determination of fair market value shall be made as of the first date prior thereto on which there has been reported a closing bid and asked price for Common Stock of the Company or the first date prior thereto which was a trading date on such national securities exchange, as the case may be.

         (b) Duration of Options. The Board in its discretion shall determine the term during which all of any portion of the Option shall be exercisable.

         (c) Exercise of Options. An optionee may exercise an Option by delivering to the Company a written notice stating (i) that the optionee wishes to exercise the Option on the date notice is delivered, (ii) the number of shares of Common Stock with respect to which the Option is to be exercised,
(iii) the address to which the certificate representing the shares of Common Stock should be mailed, and (iv) the social security number of the optionee. In order to be effective, the written notice shall be accompanied by (i) payment of the Option Price of the shares of Common Stock and (ii) payment of an amount of money necessary to satisfy the withholding tax liability, if any, that may result from the exercise of the Option. Each payment shall be made by cash or by

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check drawn on a national banking association and payable to the order of the
Company in United States dollars.

         The Board may permit an optionee to elect to pay the exercise price upon exercise of an Option by authorizing a third party (broker) to sell all (or a portion) of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

         As promptly as practicable after the receipt by the Company of (i) the written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph of the Option Price of the shares of Common Stock with respect to which the Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Paragraph of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option, the Company shall deliver to the optionee a certificate representing the number of shares of Common Stock with respect to which the Option has been exercised, reduced to the extent applicable by the number of shares retained by the Company as provided above to pay any required withholding tax liability, the certificate to be registered in the name of the optionee, provided that delivery shall be considered to have been made when the certificate shall have been mailed, postage prepaid, to the optionee at the address specified for that purpose in written notice from the optionee to the Company.

         (d) Transferability of Options to Permitted Transferees.
             ----------------------------------------------------

                  (i) Discretionary Transfers. The Board may, in its discretion, permit an individual to transfer all or any portion of a Non-Qualified Stock Option, or authorize all or a portion of any Non-Qualified Stock Option to be granted to an individual to be on terms which permit transfer by such individual, to (i) his spouse, children or grandchildren ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original individual-holder of the Non-Qualified Stock Option and transfers to other Permitted Transferees of the original individual-holder. Options evidencing Non-Qualified Stock Options with respect to which such transferability is authorized at the time of grant must be approved by the Board, and must expressly provide for transferability in a manner consistent with this Subsection.

                  (ii) Other Transfers. Except as expressly permitted by the preceding subsection, Options requiring exercise shall not be transferable other than by will or the laws of descent and distribution or pursuant to domestic relations orders.

                  (iii) Effect of Transfer. Following the transfer of any Non-Qualified Stock Option as contemplated by the two preceding Subsections, (i) such Option shall continue to be

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subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "individual" shall be deemed to refer to the Permitted Transferee or the estate or heirs of a deceased individual, as applicable, to the extent appropriate to enable the holder to exercise the transferred Option in accordance with the terms of the Plan and applicable law and (ii) the provisions of the Plan shall continue to be applied with respect to the original individual and, following the occurrence of any such events described therein the Options shall be exercisable by the Permitted Transferee or the estate or heirs of a deceased holder, as applicable, only to the extent and for the periods specified.

                  (iv) Procedures and Restrictions. Any individual desiring to transfer a Non-Qualified Stock Option as permitted under Subsection (a), above, shall make application therefor to the Board and shall comply with such other requirements as the Board may require to assure compliance with all applicable securities laws. The Board shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

                  (v) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Non-Qualified Stock Options transferred as permitted in this Section is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to the Plan to initial holders of Options, the Company shall not have any obligation to register the issuance of any such shares of stock to any such transferee.

         (e) Termination of Employment or Death of Optionee. Except as may be otherwise expressly provided in connection with the grant of the Option, each Option, to the extent it has not previously been exercised, shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death or disability of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of severance of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

         In the event of severance because of the disability of the holder of any Option while in the employ of the Company and before the date of expiration of the Option, the Option shall terminate on the earlier of the date of expiration or one day less than one year following the date of severance because of disability, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of severance because of disability.

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         In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of the Option, the Option shall terminate on the earlier of the date of expiration or one day less than one year following the date of death. After the death of the optionee, the executors, administrators or any person or persons to whom the Option was transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration of an Option, to exercise the option in whole or in part, without regard to any limitation the optionee would have been subject to had he exercised the option on the day of his death while in employment.

8. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option or Stock Award if the issuance of those shares would constitute a violation by the recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Option and Stock Award granted under the Plan shall be subject to the requirements that, if at any time the Board shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no Option may be exercised in whole or in part, or Stock Award issued, unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Board. If required at any time by the Board, an Option may not be exercised or a Stock Award may not be issued until the recipient has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) (the "1933 Act"), upon exercise of any Option or entitlement to a Stock Award, the Company shall not be required to issue the underlying shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Stock Award will not transfer the shares except pursuant to a registration statement in effect under the 1933 Act or unless an opinion of counsel satisfactory to the Board has been received by the Company to the effect that registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive.

The Company may, but shall not be obligated to, register any securities covered by a Stock Award or Option pursuant to the 1933 Act (as now in effect or as hereafter amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing these shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Stock Award or Option to comply with any law or regulation of any governmental authority.

9. No Rights as Shareholder. No optionee shall have rights as a shareholder with respect to shares covered by an Option until the date of issuance of a stock certificate for the shares; and, except as otherwise provided in Paragraph 11 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of the certificate.

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10. Employment Obligation. The granting of any Option or Stock Award shall not impose upon the Company any obligation to employ or continue to employ any grantee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that a Stock Award has been granted to him.

11. Changes in the Company's Capital Structure. The existence of outstanding Options and Stock Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Common Stock subject to outstanding Options and Stock Awards hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options and Stock Awards shall extend to such other securities) in a manner so as to entitle a grantee to receive, upon exercise of an Option, for the same aggregate cash consideration, and for an award of pending performance based Stock Awards, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) he would have held after adjustment if he had exercised his Option, or the Stock Award was earned, immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) shall be adjusted by substituting for the total number and class of shares of stock then reserved, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each optionee or employee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above. Appropriate adjustments shall also be made to pending Stock Awards.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other

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securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Stock Awards.

12. Amendment or Termination of Plan. The Board may at any time alter, suspend or terminate the Plan.

13. Forfeitures. Notwithstanding any other provisions of this Plan, if the Board finds by a majority vote after full consideration of the facts that the employee, before or after termination of his employment with the Company or its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or its subsidiaries, which conduct damaged the Company or its subsidiaries, or disclosed trade secrets of the Company or its subsidiaries, or (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or its subsidiaries without the written consent of the Company or its subsidiaries, the employee shall forfeit all outstanding Stock Awards and Stock Options which are not fully vested, including all rights related to such matters, and including any performance based Stock Awards and Stock Options to which he may be entitled, and other elections pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Board as to the cause of the employee's discharge, the damage done to the Company or its subsidiaries, and the extent of the employee's competitive activity shall be final. No decision of the Board, however, shall affect the finality of the discharge of the employee by the Company or its subsidiaries in any manner. To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Board that no action forbidden by this provision has been raised for their determination.

14. Tax Withholding. The Company or any of its subsidiaries shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state, or local tax law to be withheld with respect to the grant, exercise, or vesting, as appropriate, of an Option or Stock Award. In the alternative, the Company may require the employee (or other person receiving the Stock Award or Stock Option) to pay the sum directly to the employer corporation. If the employee (or other person) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within five (5) days after the date of exercise. The Company shall have no obligation to withhold such amounts upon issuance of a Stock Award or Stock Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise or vesting. The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

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15. Written Agreement. Each Option and Stock Award granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee or grantee and by an appropriate officer of the Company on behalf of the Company. Each agreement shall contain other provisions which the Board in its discretion shall deem advisable.

16. Governing Law and Interpretation. This Plan shall be governed by the laws of the state of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

17. Effective Date of Plan. The Plan shall become effective as of February 1, 2000 (the "Effective Date") and shall terminate on the 10th anniversary of the Effective Date. No Option or Stock Award shall be granted pursuant to the Plan after January 31, 2010.

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